SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     March 10, 2006
                                                           ------------------

                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

          California                  0-31080             68-0434802
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(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)             File Number)     Identification No.)

1190 Airport Road, Suite 101, Napa, California                   94558
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                   -------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[]   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[]   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4c))

Item 2.02.  Results of Operations and Financial Condition
            ---------------------------------------------


Earnings Release. On March 10, 2006, North Bay Bancorp issued a press release announcing its earnings for the quarter and fiscal year ended December 31, 2005. The press release also announced the cash and stock dividends previously reported on a Current Report on Form 8-K filed with the SEC on March 3, 2006. A copy of the press release is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

Item 9.01.   Financial Statements and Exhibits.
             ----------------------------------

             (c)  Exhibits.

99.1 Press release announcing earnings for the quarter and fiscal year ended December 31, 2005.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 10, 2006                 NORTH BAY BANCORP



                               /s/  Terry L. Robinson
                               ----------------------------------------
                               Terry L. Robinson, President and Chief
                               Executive Officer (Principal Executive Officer)